UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2008

DTS, Inc.

(Exact name of registrant as specified in its charter)

000-50335

(Commission File Number)

Delaware	77-0467655
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

5171 Clareton Drive

Agoura Hills, California  91301

(Address of principal executive offices, with zip code)

(818) 706-3525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 13, 2008, the Board of Directors of DTS, Inc. (the “Company”) approved an amendment and restatement of the Company’s existing Restated Bylaws, which became effective as of November 13, 2008 (the “New Restated Bylaws”).  The amendments adopted by the Board are primarily intended to enhance the advance notice provisions for stockholder proposals to ensure such provisions are clear and unambiguous in light of recent Delaware case law developments and to require disclosure by a stockholder proponent of all ownership interests in the Company, including derivatives, hedged positions and other economic and voting interests, in light of increased use by investors of such derivative positions.  Changes were made in Section 2 of Article II and a new Section 9 of Article II was added.  The New Restated Bylaws:

1.               Clarify and distinguish the advance notice procedures for (a) stockholders seeking to nominate individuals for election to the Company’s Board of Directors at an annual meeting of stockholders, which are set forth in Section 2(d) of the New Restated Bylaws, and (b) stockholders seeking to propose other business at the annual meeting, which are set forth in Sections 2(b) and 2(c) of the New Restated Bylaws.

2.               Change the advance notice deadlines for nominations and other stockholder proposals intended to be brought before an annual meeting of stockholders such that notice must be delivered to or mailed and received at the principal executive offices of the Company:

•                  not earlier than the 120th day and not later than the close of business on the 90th day prior to the anniversary of the date of the previous year’s annual meeting of stockholders; or

•                  if no meeting was held in the previous year or the date of the meeting has been changed by more than 30 days, not earlier than the 120th day prior to the date of the meeting and not later than the close of business on the later of the 90th day prior to the date of the meeting or, if the first public announcement of such meeting is less 100 days prior to the date of such meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company; and

•                  with respect to proposals for director nominations, if the number of directors to be elected at the meeting is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least 100 days prior to the date of the previous year’s annual meeting of stockholders, not later than the close business on the 10th day following the day on which public announcement is first made by the Company;

3.               Clarify that postponement or adjournment of a meeting will not start a new time period for the giving of notice by a stockholder regarding proposals for director nominations or other business for an annual meeting of stockholders;

4.               Expand the information required in the proponent stockholder’s notice to the Company such that, in addition to the existing requirements, the stockholder must provide (a) the name and address of any beneficial owner on whose behalf the director nomination and/or other proposal is made, (b) a representation that the stockholder is a holder of record and entitled to vote at the meeting on the date of such notice and intends to appear in person or by proxy at the meeting to make the director nomination and/or other proposal specified in the notice, (c) a description of any material interests in the proposed business of the stockholder and any beneficial owner on whose behalf the director nomination and/or other proposal is made, and (d) additional information regarding the ownership interests of the stockholder and any beneficial owner on whose behalf the director nomination and/or other proposal is made, including any hedging, derivative, short or other economic interests and any rights to vote any of the Company’s shares, as of the date of the notice and as of the record date for the meeting;

5.               Expand the information required in the proponent stockholder’s notice to the Company about the relationship between the proponent stockholder, any beneficial owner on whose behalf the director nomination is made and their respective affiliates, on the one hand, and any proposed director nominee and his or her affiliates, on the other hand, to include a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships;

6.               Clarify that nothing in the advance notice bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

7.               Adopt new provisions to facilitate the orderly conduct of business at meetings of the Company’s stockholders, including provisions that make clear the power of the chairman of the meeting to rule on the precedence of, and procedure on, motions and other procedural matters of the meeting, including the ability of the chairman to (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder, (d) remove persons from the meeting who become unruly or attempt to obstruct the proceedings, and (e) declare a proposed item of business or director nomination not properly brought before the meeting;

8.               Contain additional minor changes and clarifications in Sections 2 and 9 of Article II; and

9.               Incorporate amendments to Section I of Article VI, which were adopted by the Board in January 2008.

The foregoing description of the changes effected by the New Restated Bylaws is qualified in its entirety by reference to the New Restated Bylaws attached as Exhibit 3.1 to this current report and incorporated herein by reference.

As a result of the adoption of the New Restated Bylaws, the deadline for submission of a stockholder’s notice of director nominations and other proposals that the stockholder would like to present at the Company’s 2009 annual meeting of stockholders has changed.  The Company expects to hold its 2009 annual meeting of stockholders in May 2009.  Therefore, to be timely, a stockholder’s notice must be delivered to or mailed and received at the principal offices of the Company:

•                  not earlier than January 15, 2009; and

•                  not later than the close of business on February 13, 2009.

As stated above, the adoption of the New Restated Bylaws does not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8, and the deadline for such requests relating to the 2009 annual meeting proxy statement remains the same.  As set forth in the Company’s proxy statement for the 2008 annual meeting, that deadline is December 16, 2008.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

3.1	Restated Bylaws of DTS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: November 19, 2008	By:	/s/ Melvin Flanigan

Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description
3.1	Restated Bylaws of DTS, Inc.